UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)                      February 12, 2004

TELEFLEX INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 948-5100

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated February 11, 2004.

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition

     On February 11, 2004, Teleflex Incorporated issued a press release announcing its financial results for the fourth quarter of 2003.

     A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2004	TELEFLEX INCORPORATED
	By:	/s/

		Name:	Joan W. Schwartz
		Title:	Associate General Counsel and and Assistant Secretary

EXHIBIT INDEX

99.1	Press Release dated February 11, 2004